Statement of Additional Information Supplement	August 20, 2020

Putnam VT Emerging Markets Equity Fund

Statement of Additional Information dated April 30, 2020

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Brian Freiwald and Andrew Yoon.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that Putnam VT Emerging Markets Equity Fund’s portfolio managers managed as of July 31, 2020. The other accounts may include accounts for which these individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Brian Freiwald	4*	$558,800,000	6	$171,600,000	4	$329,000,000
Andrew Yoon	5**	$875,600,000	5	$168,800,000	4	$328,000,000

* 1 account, with total assets of $372,200,000, pays an advisory fee based on account performance.

** 2 accounts, with total assets of $689,000,000, pay an advisory fee based on account performance.

Ownership of securities

As of July 31, 2020, Messrs. Freiwald and Yoon and their immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

SAI_vt – 8/20